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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-58478) of Broadway Stores, Inc. of our report dated June 23, 1995 appearing on page 1 of this Form 11-K.






Price Waterhouse LLP
Los Angeles, California
June 23, 1995